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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

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
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                 ENTITY                           STATE/COUNTRY OF INCORPORATION
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
Genencor International,                                     Singapore
Asia Pacific Pte Ltd.
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Genencor International B.V.                                Netherlands
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Genencor International B.V.B.A.                              Belgium
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Genencor International France S.A.R.L.                        France
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Genencor International                                       Delaware
Indiana, Inc.
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Genencor International                                       Delaware
Japan, Ltd.
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Genencor International Oy                                    Finland
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Genencor International Vertriebs GmbH                        Germany
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Genencor Latin America, S.R.L. and
Genencor International Argentina S.R.L.                     Argentina
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Genencor Luxembourg S.A.R.L.                                Luxembourg
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Genencor Mauritius, Ltd.                                    Mauritius
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Genencor International,                                      Delaware
Singapore, Inc.                                     (Registered in Singapore)
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Genencor (WUXI) Bio-Products, Ltd.                             PRC
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FinnSugar Starch Enzymes, Inc. (FSSE)                        Delaware
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